UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 19, 2009

PASHMINADEPOT.COM, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

333-151909	26-1703723
(Commission File Number)	(IRS Employer Identification No.)

Biopole, Route de la Corniche, 1066 Epalinges, Switzerland
 (Address of Principal Executive Offices, Zip Code)

011 41 22 310 8608
(Registrant's Telephone Number, Including Area Code)

9694 Royal Palm Boulevard, Coral Springs, FL 33065
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 1.01.  Entry into a Material Definitive Agreement.

On October 19, 2009, Pashminadepot.com, Inc., a Florida corporation (the “Registrant”), entered into an Amendment (the “Amendment”) to the Stock Purchase Agreement (the “Stock Purchase Agreement”) with SwissINSO SA, a Swiss corporation (“SwissINSO”) and its shareholders, Michel Gruering, Yves Ducommun, Jean-Bernard Wurm, Muttiah Yogananthan, Manuel de Souza, Antoine Eigenmann, Ergoma SA, SICG SA and Albert Krauer (together, the “Shareholders”), pursuant to which the number of shares of the Registrant’s common stock being issued to SwissINSO’s principal shareholder, Michel Gruering, upon conversion of his existing shareholder loan to SweissINSO was changed from 5,000,000 shares to 1,097,145 shares.  For all the terms of the Amendment, reference is hereby made to such Amendment annexed hereto as Exhibit 10.9.  All statements made herein concerning such Amendment are qualified by reference to said exhibit.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Reference is hereby made to the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 15, 2009.

On October 19, 2009, the Registrant consummated the acquisition (the “Acquisition”) of all of the shares (the “Shares”) of SwissINSO from its Shareholders as contemplated under the Stock Purchase Agreement. For all the terms of the Stock Purchase Agreement, reference is hereby made to such agreement annexed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on September 15, 2009.  All statements made herein concerning such agreement are qualified by references to said exhibit.

As a result of the closing, SwissINSO became a wholly-owned subsidiary of the Registrant. In exchange for the Shares, the Registrant issued an aggregate of 50,000,000 shares of its common stock to the Shareholders, or 65.62% of the issued and outstanding share capital of the Registrant. The 60,000,000 shares previously held by Albury Investments Limited (“Albury”) were cancelled except for 50,000 shares which were retained by Albury.  At the same time, the Registrant issued 1,097,145 shares of its common stock to the principal shareholder of SwissINSO, Michel Gruering, upon conversion of his existing shareholder loan to SwissINSO.

BUSINESS

As used in this Form 8-K, references to the "Company," "we," "our" or "us" refer to the Registrant and our subsidiary, SwissINSO, unless the context otherwise indicates.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking information. Forward-looking information includes statements relating to future actions, future performance, costs and expenses, interest rates, outcome of contingencies, financial condition, results of operations, liquidity, business strategies, cost savings, objectives of management, and other such matters of the Company. The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking information to encourage companies to provide prospective information about themselves without fear of litigation so long as that information is identified as forward-looking and is accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in the information. Forward-looking information may be included in this Current Report on Form 8-K or may be incorporated by reference from other documents filed with the Securities and Exchange Commission (the "SEC") by us. You can find many of these statements by looking for words including, for example, "believes," "expects," "anticipates," "estimates" or similar expressions in this Current Report on Form 8-K or in documents incorporated by reference in this Current Report on Form 8-K. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events.

We have based the forward-looking statements relating to our operations on management's current expectations, estimates, and projections about us and the industry in which we operate.  These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In particular, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, our actual results may differ materially from those contemplated by these forward-looking statements.  Any differences could result from a variety of factors, including, but not limited to general economic and business conditions, competition, and other factors.

Corporate Background

We were organized as a corporation in the state of Florida on November 13, 2007 under the name "Pashminadepot.com, Inc.". On or about October 28, 2009, we will change our state of incorporation from Florida to Delaware by the merger of the Registrant with and into our wholly-owned subsidiary, SwissINSO Holding Inc., a Delaware corporation, which we had formed for such purpose. In connection with such merger, we will change the name of our company from "Pashminadepot.com, Inc." to "SwissINSO Holding Inc." Each issued share of the common stock of Pashminadepot.com, Inc. from and after the effective time of such merger will be converted into one share of the common stock of our Company. Reference is hereby made to the definitive Information Statement on Schedule 14C filed with the SEC on October 7, 2009 for further information regarding the change in our state of incorporation and company name.

We are in the development stage and have no revenues or business operations. Until May 31, 2009, we were focused on the business of developing a website to sell pashmina and other accessories. Due to the state of the economy, the Company had conducted virtually no business other than organizational matters, filing its registration statement and filing periodic reports with the SEC. The Company has since abandoned its business plan and sought an operating company with which to merge or to acquire.

On September 10, 2009, the Registrant entered into the Stock Purchase Agreement with SwissINSO and its Shareholders, pursuant to which the Registrant agreed to purchase all of the Shares of SwissINSO. The transaction was consummated on October 19, 2009 with SwissINSO becoming a wholly-owned subsidiary of the Registrant and the Shareholders receiving in exchange for the Shares an aggregate of 50,000,000 shares of the Registrant’s common stock, or 65.62% of the issued and outstanding share capital of the Registrant.  At the same time, the Registrant issued 1,097,145 shares of its common stock to the principal shareholder of SwissINSO, Michel Gruering, upon conversion of his existing shareholder loan to SwissINSO.

Following the acquisition of SwissINSO and such change in control, the Registrant’s business is now exclusively the business of SwissINSO described below.

Business of SwissINSO

General

SwissINSO was incorporated in Switzerland on May 30, 2006.  SwissINSO utilizes its intellectual property assets to provide environmentally friendly, innovative solar energy solutions and related technology to meet growing global needs. SwissINSO’s goal is to become a world leader in turn-key solutions using renewable energy for the purification and desalination of water and the air cooling of buildings.

SwissINSO’s product strategy is to provide complete solutions to the marketplace that drive key customer value immediately, are sustainable and contribute to global energy saving.  Critical to this strategy is how SwissINSO’s proprietary embedded technologies provide clear competitive advantage while offering efficient “green” solutions.

Since its inception, SwissINSO has devoted substantially all of its efforts to planning, raising capital, research and development, determining market needs, obtaining the rights to the technologies to be used in its business, developing markets for its products and identifying sources for the manufacture of its products.  SwissINSO has not yet generated any revenues.

Principal Markets

SwissINSO’s principal markets and industries are water purification and air cooling.

SwissINSO will focus its activities on the huge and growing demand for an affordable, localized and continuous supply of clean water in large parts of the world experiencing supply shortage. The end-user applications include drinking water, water for sanitary and household use and water for agricultural needs. Further relevant categories are represented by the strategic need for mobile water relief resulting from natural disasters, such as floods, droughts, earthquakes and hurricanes, particularly when coupled with power breakdowns, and defense applications, such as rapid deployment forces and strategic intervention in the case of critical water supply being disrupted by acts of war.

SwissINSO’s high efficiency air cooling system is aimed at the construction industry’s continued efforts to find increasingly cost-effective alternative renewable energy and architecturally innovative design solutions for cooling/air conditioning of large industrial, public and commercial office sites. While solar energy applications have thus far been used primarily as a substitute for grid-supplied electricity, their relative inefficiency has limited their value-add to addressing only about 30% of a building’s cooling energy needs, accompanied by high investment cost and long payback metrics, even with available government subsidies. SwissINSO’s system focuses on those geographic regions with 200 or more days of sun exposure which also have the largest demand for air conditioning.

Principal Products

SwissINSO will focus on the manufacture and sale of two products: a self-contained mobile water purification and bottling unit using a proprietary membrane filtration system and a unique, environmentally-friendly air conditioning solution for buildings with colored cladding panels using proprietary solar glazing technology.

Water Purification

To address the global shortage of clean, healthy drinking water, SwissINSO has developed a self-contained mobile water purification and bottling unit using a proprietary membrane filtration system, powered by highly efficient photovoltaic solar panels and hosted in standard-sized transportable containers.  Each unit will be energy self-sufficient with minimal operational and maintenance costs.  SwissINSO believes that this product represents the first truly “green” solution to drinking water shortages, as it is autonomous, decentralized and sustainable and because each unit is capable of converting brackish, sea or spoiled surface water into 100,000 liters of high quality drinking water each day.  Polluted water is pre-filtered through an automatic self-cleaning filter for about thirty seconds to remove solid particles and debris.  Ultra-filtration by reverse osmosis then removes all suspended solids, turbidity, viruses, bacteria and most organic compounds.  The water is forced through a series of circular membrane plates in two separated streams – the filtrate and the concentrate.  Filtrated water is periodically backwashed to remove more accumulated suspended solids with the purified water flowing into an atmospheric tank or feeding a bottling line.  The pumps and compressors are powered through an array of photovoltaic panels.  SwissINSO’s target market for this product includes NGO’s, governmental agencies, local communities, local water suppliers, water bottlers and beverage bottlers in the Middle East, Africa, Australia, Asia, Latin America and Southern Europe.  SwissINSO has a letter of intent for the purchase of four of these units from India.

Air Cooling

Utilizing a proprietary solar glazing technology, SwissINSO has developed novel thermal solar panels that provide an energy and cost-effective air cooling solution for the building industry.  SwissINSO’s system combines water circulation solar collectors to generate thermal energy with adsorption coolers to transform the generated hot water into cold air to refresh the building.  The system uses solar technology colored glazed cladding panels to capture solar radiation and convert it to heat.  The panels, which are opaque to the human eye but transparent to sunlight, form a full or partial solar envelope around a building to maximize the heat capturing capability of the facades.  Water circulating within the panels is heated and then converted into cold water which then cools the air flowing around it which is then circulated through the building’s ventilation system.  The panels capture solar power via colored glazed water circulation thermal solar collectors with a selective coating obtained by nanotechnology magnetic sputtering deposition of titanium and silicium oxides in thin films.  The system is a totally “green” solution as it is self-powered with solar energy, eliminates the need for grid-powered HVAC installations, meets 100% of a building’s air cooling needs with solar power, is sustainable and does not emit carbon dioxide.  SwissINSO’s target market for this product includes architects, property developers, building contractors and curtain wall manufacturers in the Middle East, Africa, Australia, Asia, Latin America, Southern Europe and the southern United States.

Intellectual Property

SwissINSO has entered into exclusive licenses for what it believes are breakthrough technologies that will serve as the core of its business and that it believes will provide high value to customers and also carry significant barriers to entry.  These licenses bring a breadth of fully-developed, proven technologies to SwissINSO, thereby minimizing development time, costs and risks. SwissINSO’s technologies include a novel, low energy consumption, reverse osmosis filtration technology from Membran-Filtrations-Technik GmbH (“MFT”) for treatment of water with membrane technology and a new technology of high-transmission colored solar glass coating from Ecole Polytechnique Federale de Lausanne (“EPFL”) for air cooling of buildings.

EPFL Agreement

On December 12, 2008, SwissINSO entered into a Technology Transfer and Research Agreement with EPFL (the “EPFL Agreement”).  Pursuant to the EPFL Agreement, EPFL will transfer the scientific and technical knowledge with respect to the technology of color glazing by magnetron sputtering for solar thermal collectors stemming from the Solar Energy and Building Physics Laboratory (the “Technology”) to SwissINSO in order for SwissINSO to further develop and commercially exploit the Technology.  SwissINSO shall have the exclusive rights to the Technology for coatings by magnetron sputtering for colored glazing of solar thermal collectors for the four (4) year term of the agreement.  The EPFL Agreement also provides for EPFL to perform certain research work with regard to the Technology for the benefit of SwissINSO.  Pursuant to the EPFL Agreement, SwissINSO agreed to make payments to EPFL aggregating CHF 920,000 during the term of the agreement.  An initial payment of CHF 322,800 was made to EPFL on September 14, 2009.

MFT Agreement

On August 10, 2009, SwissINSO entered into a Technical Cooperation Agreement with MFT (the “MFT Agreement”).  Pursuant to the MFT Agreement, MFT granted to SwissINSO the exclusive right to manufacture, use and sell the MFT-designed assembly of Microfiltration, Ultrafiltration, Nanofiltration and Reverse Osmosis equipment for treating water with membrane technology (collectively, the “Membrane Products”) using the Industrial Rights and Technical Information (as such terms are defined in the MFT Agreement) furnished by MFT.  The MFT Agreement also contemplates MFT providing technical assistance and consultancy and other services as requested by SwissINSO.  Pursuant to the MFT Agreement, SwissINSO agreed to make an initial payment to MFT of EURO 250,000 and  royalty payments to MFT of 3% of the net selling price of the Membrane Products (with a minimum annual royalty of EURO 30,000) during the five (5) year term of the agreement.

For all the terms of the EPFL Agreement and the MFT Agreement, reference is hereby made to such agreements annexed hereto as Exhibits 10.10 and 10.11.  All statements made herein concerning such agreements are qualified by reference to said exhibits.

Competition

A significant and increasing number of companies have entered the sustainable resource market universe in the recent past.  Solar energy supply, as a replacement for unsustainable fossil fuel resources, forms one aspect of this global enterprise.  Water purification is another aspect but aims, via new technologies, to increase availability of an abundant natural resource to meet critical global socio-economic development needs.  The industry is, however, in its infancy, and projected future global demand is very large and growing.  The key to success in this growing and evolving market is essentially a company’s technological advantage over its competitors and its ability rapidly to capitalize on market opportunities and sustain this advantage over time.  In the water purification and air cooling sectors in which SwissINSO will operate, the solutions being marketed are very diverse and, at present, address mostly broad-based application needs geared to mega-market dynamics (e.g., general electrical energy supply and mega-desalination facilities).  Most of the companies involved in such broad-based application needs have significantly greater financial and other resources with which SwissINSO cannot compete.  As a result, SwissINSO has strategically elected to apply its proprietary technologies, which it believes are four to five years ahead of its competitors, to benefit very specific and more targeted end-user requirements - the “grid-independent” delivery of 100% of a glass building’s air cooling energy needs and a conventional energy-free solution to powering a best-in-class mobile water purification system - in two self-defined niche markets where SwissINSO can make a significant and immediate impact.

Employees

SwissINSO currently has one (1) full-time employee and anticipates increasing its headcount during the next twelve (12) months to approximately twenty-eight (28), of which sixteen (16) will be production-related with the balance having commercial, financial and administrative responsibilities.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS

The following discussion highlights the principal factors that have affected SwissINSO’s financial condition and results of operations as well as our liquidity and capital resources for the periods described.  This discussion contains forward-looking statements, as discussed above.  Please see the section entitled “Forward-Looking Statements for a discussion of the assumptions associated with these forward-looking statements.

The following discussion and analysis of SwissINSO’s financial condition and results of operations are based on the audited financial statements as of December 31, 2008 and 2007 and the unaudited financial statements as of June 30, 2009 and 2008, all of which were prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).  You should read the discussion and analysis together with such financial statements and the related notes thereto.

Results of Operations - Year ended December 31, 2008 compared to year ended December 31, 2007

SwissINSO is in the development stage and did not generate any revenues for the fiscal year ended December 31, 2008 or 2007.  During the fiscal year ended December 31, 2008, SwissINSO incurred $117,755 of selling, general and administrative expenses consisting of travel and administrative expenses as compared with $27,769 during the fiscal year ended December 31, 2007.  SwissINSO’s net loss before foreign currency translation adjustments during the fiscal year ended December 31, 2008 was $118,788 as compared with $28,003 for the fiscal year ended December 31, 2007.

Results of Operations – Six months ended June 30, 2009 compared to six months ended June 30, 2008

During the six months ended June 30, 2009, SwissINSO incurred $262,904 of selling, general and administrative expenses consisting of travel and administrative expenses as compared with $35,430 during the six months ended June 30, 2008.  SwissINSO’s net loss before foreign currency translation adjustments during the six months ended June 30, 2009 was $263,831 as compared with $35,784 for the six months ended June 30, 2008.

Liquidity and Capital Resources

As of June 30, 2009 and December 31, 2008, SwissINSO had a working capital deficit of $242,435 and $28,773, respectively.  SwissINSO expects significant capital expenditures during the next twelve (12) months, contingent upon raising capital.  SwissINSO anticipates that it will need $12,000,000 for operations for the next twelve (12) months for manufacturing, research and development, marketing, sales channel development, general and administrative expenses and debt payments.

On September 10, 2009 and September 21, 2009, SwissINSO borrowed an aggregate of $750,000 from the Registrant to meet various working capital needs.  The loan is interest-free, is secured by all of the assets of SwissINSO and is due within the earlier of 120 days or when SwissINSO or the Registrant consummates a sale of securities in the amount of at least $5,000,000.   However, SwissINSO does not have any other available credit, bank financing or other external sources of liquidity and will need to obtain substantial additional capital in order to develop its business operations, effectuate its business plan and become profitable.  In order to obtain capital for its operations, SwissINSO will need to borrow additional funds from the Registrant and from other lenders.  There can be no assurance that SwissINSO will be successful in obtaining such additional funding.

If SwissINSO is not successful in raising sufficient capital, this would have a material adverse effect on its business, results of operations, liquidity and financial condition.

Going Concern Consideration

The accompanying financial statements have been prepared assuming that SwissINSO will continue as a going concern.  As discussed in the notes to the financial statements, SwissINSO is in a start-up phase, having incurred costs in negotiating essential supply contracts and identifying market needs.  SwissINSO has no established source of revenue and has incurred a net loss before foreign currency translation adjustments of $118,788 for the year ended December 31, 2008 ($263,831 for the six months ended June 30, 2009) and an accumulated deficit since inception of $197,624 at December 31, 2008 ($461,455 at June 30, 2009).  Furthermore, under Swiss law, once the balance sheet shows that liabilities are not covered by the realizable value of assets, the directors of SwissINSO should notify the Swiss court unless creditors subordinate their claims in favor of those of all other creditors to the extent of the insufficiency.  These factors raise substantial doubt about SwissINSO’s ability to continue as a going concern.  As discussed above, management plans include obtaining additional capital through debt and equity financing sources and arranging for the necessary subordination of debt.  The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements.

PROPERTIES

We do not own any real estate or other properties.  The Registrant’s executive offices are located at the offices of its internal accountants, BDO Visura, at Biopole, Route de la Corniche, 1066 Epalinges, Switzerland, and our telephone number is 011-41-22-310-8608.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of October 19, 2009, the number of shares of common stock of our Company that are beneficially owned by (i) each person or entity known to our Company to be the beneficial owner of more than five percent (5%) of the outstanding common stock; (ii) each officer and director of our Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal shareholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security.  The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within sixty (60) days. Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 76,197,145 shares of our common stock issued and outstanding as of October 19, 2009.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned

Michel Gruering	35,597,145(1)	46.72%
Biopole Route de la Corniche 1066 Epalinges Switzerland

        (1) Includes 1,097,145 shares issued to Mr. Gruering upon conversion of his $219,429 shareholder loan to SwissINSO.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned

Yves Ducommun Biopole Route de la Corniche 1066 Epalinges Switzerland	5,000,000	6.56%

Jean-Bernard Wurm 29 rue Sautter 1205 Geneva Switzerland	4,000,000	5.25%

Clive D. Harbutt 16 rue de la Pelisserie 1204 Geneva Switzerland	1,000,000(2)	1.31%

All directors and executive officers as a group (3 persons)	41,597,145	54.60%

(2) Consists of 1,000,000 shares owned by SICG S.A., of which Mr. Harbutt is the principal shareholder, officer and director.

DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

The following table sets forth certain information regarding the members of our board of directors and our executive officers:

Name	Age	Positions and Offices Held

Michel Gruering	57	Chairman of the Board, President and Director

Yves Ducommon	58	Chief Executive Officer, Chief Financial Officer, Secretary and Director

Clive D. Harbutt	52	Director

Michel Gruering is the founder of SwissINSO and has been its President since 2006.  From 2001 until 2005 he was an independent executive search consultant specializing in career planning and recruitment.  From 1996 until 2001 he was an independent management consultant specializing in IT training solutions and economic development projects.  Prior thereto, he was International Sales Director for Sodechanges SA from 1992 until 1996 and Executive Director, Morocco and Indonesia- Services for Societe Generale de Surveillance SA (SGS) from 1985 until 1992.  Mr. Gruering has over 20 years of experience in international business negotiations, strategic implementation and development.  He has spent a large part of his career in Asia, the Middle East and Africa and is an expert on issues relating to sustainable energy and resources.  He has also built a successful management consultancy business handling business expansion projects in the Middle East and Africa, along with other regions of the developing world, and has developed a strong network of government and NGO contacts.  He is a graduate of the Superior School of Commerce in Switzerland and holds a degree in political science.

Yves Ducommun has been Chief Executive Officer of SwissINSO since January 2009.  From 2003 until 2008 he was President and Chief Executive Officer of Hach Ultra Analytics, a manufacturer of precision sensors and analyzers for monitoring of process quality worldwide in pharma, chemistry, electronics, power and water applications.  From 1998 until 2002 he was Vice President, R&D and Operations and then Chief Executive Officer of Orbisphere, a manufacturer of precision sensors and analyzers to measure dissolved gases in industrial processes.  Prior thereto, he was Sales and Marketing Director for Felix Constructions, a manufacturer of glazed curtain walls for high rise buildings from 1991 until 1996.  He was also an academic/lecturer at the University of California-Santa Barbara and the University of Lausanne for nine years.  Dr. Ducommun has a background in Chemical Engineering from the Swiss Institute of Technology EPFL with a specialization in solar energy.  He holds a PhD in Technical Sciences in the field of water chemistry and an MBA from IFIA Lausanne.

Clive D. Harbutt is the founder and managing partner of Swiss Investment Consulting Group SA (SICG), based in Geneva, Switzerland. SICG works closely with venture capital funds and investors in technology, cleantech and life sciences, providing support on the various non-scientific and technical challenges facing investors and companies as they grow. Mr. Harbutt is also co-founder of Strategic Impact Consulting Group S.A., which focuses on Lean Six Sigma process improvement, internal controls, audit and pre-acquisition due diligence.  Mr. Harbutt has extensive audit, finance and accounting experience, having held senior corporate finance positions in a number of global blue-chip companies such as Pfizer, Howmedica, Serono and Firmenich.  Born and raised in London, England, Mr. Harbutt has worked in Latin America, the United States and Europe. He is a qualified accountant and a Lean Six Sigma Black Belt, a member of the American International Club of Geneva and the British-Swiss Chamber of Commerce, and is an ambassador for the MBA program at the University of Geneva.

There are no familial relationships among any of our directors or officers.  None of our directors or officers is a director in any other U.S. reporting companies.  None of our directors or officers has been affiliated with any company that has filed for bankruptcy within the last five years.  The Company is not aware of any proceedings to which any of the Company’s officers or directors, or any associate of any such officer or director, is a party adverse to the Company or any of the Company’s subsidiaries or has a material interest adverse to it or any of its subsidiaries.

Each director of the Company serves for a term of one year or until the successor is elected at the Company’s annual shareholders’ meeting and is qualified, subject to removal by the Company’s shareholders. Each officer serves, at the pleasure of the board of directors, for a term of one year and until the successor is elected at the annual meeting of the board of directors and is qualified.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires officers and directors of the Company and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in their ownership with the Securities and Exchange Commission, and forward copies of such filings to the Company. We believe, based solely on our review of the copies of such forms, that during the fiscal year ended May 31, 2009, all reporting persons complied with all applicable Section 16(a) filing requirements.

EXECUTIVE COMPENSATION

Summary Compensation

Since our incorporation on November 13, 2007, we have not paid any compensation to our directors or officers in consideration for his services rendered to our Company in his capacity as such. We have no employment agreements with any of our directors or executive officers. We have no pension, health, annuity, bonus, insurance, stock options, profit sharing or similar benefit plans.

Since our incorporation on November 13, 2007, no stock options or stock appreciation rights were granted to any of our director or executive officer. We have no equity incentive plans.

Outstanding Equity Awards

Our directors or executive officers do not hold any unexercised options, stock that had not vested, or equity incentive plan awards.

Compensation of Directors

Since our incorporation on November 13, 2007, no compensation has been paid to any of our directors in consideration for their services rendered in their capacity as directors.

Employment Agreements

Yves Ducommun, our Chief Executive Officer, is a party to an Employment Contract dated December 12, 2008 with SwissINSO, our wholly-owned subsidiary, pursuant to which he serves as Chief Executive Officer of SwissINSO for an unlimited duration at a base salary of CHF 380,000 per year plus an annual bonus based on his achievement of individual objectives and SwissINSO’s achievement of company objectives.  The agreement is terminable by either party on six (6) months notice during the first year of the term and on nine (9) months notice thereafter.  For all the terms of the Employment Contract with Mr. Ducommun, reference is hereby made to such agreement annexed hereto as Exhibit 10.12.  All statements made herein concerning such agreement are qualified by reference to said exhibit. Neither the Registrant nor SwissINSO is a party to any other employment agreements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

On November 13, 2007, a total of 6,000,000 shares of common stock were issued to Mr. Edward Sanders, a former officer and director of the Company, all of which were restricted securities, as defined in Rule 144 of the Rules and Regulations of the SEC promulgated under the Securities Act. On March 10, 2009, such shares of common stock were subject to a 10 for 1 forward stock split, resulting in Mr. Sanders owning approximately 60,000,000 shares of common stock.

On April 20, 2009, Mr. Sanders entered into a Common Stock Purchase Agreement which provided for the sale of 60,000,000 shares of common stock of the Company to Albury Investments Limited, a Hong Kong limited company (“Albury”). The consideration paid for the shares, which represented 70.59% of the then issued and outstanding share capital of the Company on a fully-diluted basis, was $175,000.

On October 19, 2009, in connection with the closing of the Acquisition, the Company cancelled 59,950,000 shares of its common stock which were held by Albury, leaving Albury with 50,000 shares.

On October 19, 2009, in connection with the closing of the Acquisition, the Company issued an aggregate of 50,000,000 shares of its common stock to the Shareholders in consideration for all the issued and outstanding shares of SwissINSO. At the same time, the Company issued 1,097,145 shares of its common stock to Michel Gruering in consideration of his conversion of his $219,429 shareholder loan to SwissINSO.  All of such securities were issued under Section 4(2) of the Securities Act of 1933, as amended and Regulation S promulgated by the SEC thereunder.

See Employment Agreements, above for a discussion of the Employment Contract between Yves Ducommun and SwissINSO.

Director Independence

We are not subject to listing requirements of any national securities exchange or national securities association and, as a result, are not at this time required to have our board comprised of a majority of “independent directors.” We do not believe that any of our directors currently meet the definition of “independent” as promulgated by the rules and regulations of the American Stock Exchange.

LEGAL PROCEEDINGS

There are no pending legal proceedings to which the Registrant or SwissINSO is a party or in which any director, officer or affiliate of the Registrant, any owner of record or beneficially of more than five percent (5% ) of any class of voting  securities of the Registrant,, or security holder is a party adverse to the Registrant or has a material  interest adverse to the Registrant. The Registrant’s property is not the subject of any pending legal proceedings.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market  Information

The Registrant’s common stock trades on the Over The Counter Bulletin Board under the symbol PASH.OB since May 2009.

Holders

As of October 19, 2009, there were approximately 33 holders of record of the Registrant’s common stock.

Dividends

We have not declared or paid any cash dividends on our common stock nor do we anticipate paying any in the foreseeable future. Furthermore, we expect to retain any future earnings to finance its operations and expansion. The payment of cash dividends in the future will be at the discretion of our Board of Directors and will depend upon our earnings levels, capital requirements, any restrictive loan covenants and other factors the Board considers relevant.

Securities authorized for issuance under equity compensation plans

We do not have any equity compensation plans.

RECENT SALES OF UNREGISTERED SECURITIES

Pursuant to the Stock Purchase Agreement, the Registrant issued an aggregate of 50,000,000 shares of its common stock to the Shareholders.  At the same time, the Registrant issued an additional 1,097,145 shares of its common stock to Michel Gruering, the principal shareholder of the Registrant, upon conversion of his $219,429 shareholder loan to SwissINSO.  All such securities were issued under Section 4(2) of the Securities Act of 1933, as amended and Regulation S promulgated by the SEC thereunder.

DESCRIPTION OF SECURITIES

Common Stock

We are authorized to issue 100,000,000 shares of common stock with par value of $0.0001, of which 76,197,145 shares are issued and outstanding as of October 19, 2009.  Each holder of shares of our common stock is entitled to one vote per share on all matters to be voted upon by the stockholders, including the election of directors. The holders of shares of our common stock have no preemptive, conversion, subscription or cumulative voting rights. There is no provision in our Certificate of Incorporation or By-laws that would delay, defer or prevent a change in control of our Company.

Preferred Stock

We are authorized to issue 10,000,000 shares of preferred stock, none of which is issued and outstanding. Our board of directors has the right, without shareholder approval, to issue preferred shares with rights superior to the rights of the holders of shares of common stock. As a result, preferred shares could be issued quickly and easily, negatively affecting the rights of holders of common shares and could be issued with terms calculated to delay or prevent a change in control or make removal of management more difficult. Because we may issue up to 10,000,000 shares of preferred stock in order to raise capital for our operations, your ownership interest may be diluted which results in your percentage of ownership in us decreasing.

Warrants and Options

We do not have any outstanding options, warrants or other securities exercisable for or convertible into shares of our common stock.

Promissory Notes

On September 10, 2009 and September 21, 2009, the Registrant entered into Note Purchase Agreements (the “Note Purchase Agreements”) with two overseas accredited investors (the “Investors”), pursuant to which the Investors purchased an aggregate of $750,000 of the Registrant’s 9% Promissory Note (the “Note”). The Notes, which bears interest at the rate of 9% per annum, are due within the earlier of 120 days or when the Registrant or SwissINSO consummates a sale of securities in the amount of at least $5,000,000. The Registrant can require the Investors to convert the Notes into the securities to be issued by the Registrant in such financing.  The proceeds of the Note purchases were lent to SwissINSO.

For all the terms of the Note Purchase Agreements, the form of the Notes issued to the Investors, the Secured Notes issued by SwissINSO to the Registrant and the Security Agreement between the Registrant and SwissINSO, reference is hereby made to such documents annexed as Exhibits 10.2, 10.3, 10.4 and 10.5 to the Current Report on Form 8-K filed with the SEC on September 15, 2009 and Exhibits 10.6 and 10.7 to the Current Report on Form 8-K filed with the SEC on September 25, 2009.

Reference is hereby made to the Bylaws or our Certificate of Incorporation and the applicable statutes of the State of Florida for a more complete description of the rights and liabilities of holders of our securities.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Our By-laws provide our directors or officers, former directors and officers and persons who act at our request as a director or officer of a body corporate of which we are a shareholder or creditor shall be indemnified by us to the fullest extent permitted by law.  We believe that the indemnification provisions in our By-laws are necessary to attract and retain qualified persons as directors and officers.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
ACCOUNTING AND FINANCIAL DISCLOSURE

On August 3, 2009, the Registrant changed its principal independent accountants. On such date, Moore & Associates, Chartered Accountants and Advisors, resigned from serving as the Registrant’s independent registered public accounting firm and the Registrant retained Seale & Beers CPAs as its principal independent accountants. The decision to change accountants was approved by the Registrant’s Board of Directors.

On August 27, 2009, the Registrant was informed that the PCAOB revoked the registration of Moore & Associates because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards and Section 10(b) of the Securities and Exchange Act of 1934 and Rule 10b-5 thereunder, and non-cooperation with a PCAOB investigation. You can find a copy of the order at http://www.pcaobus.org/Enforcement/Disciplinary_Proceedings/2009/08-27_Moore.pdf.

The Resignation of Moore & Associates

Moore & Associates was the independent registered public accounting firm for the Registrant’s from November 13, 2007 (inception) until August 3, 2009. None of Moore & Associates’ reports on the Registrant’s financial statements from November 13, 2007 (inception) until May 31, 2009 and for the period since then until August 3, 2009 (a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Moore & Associates, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which Moore & Associates served as the Registrant’s principal independent accountants.

However, the report of Moore & Associates, dated July 13, 2009, on our consolidated financial statements as of and for the year ended May 31, 2009 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern for the period November 13, 2007 (inception) to May 31, 2008 and for the fiscal year ended May 31, 2009.

The Engagement of Seale & Beers CPAs

Prior to August 6, 2009, the date that Seale & Beers CPAs was retained as the principal independent accountants of the Registrant:

(1)
 The Registrant did not consult Seale & Beers CPAs regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements;

(2)
Neither a written report nor oral advice was provided to the Registrant by Seale & Beers CPAs that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3)
The Registrant did not consult Seale & Beers CPAs regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-X and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-X

Due to the PCAOB revocation of Moore & Associates’ registration, the Company asked Seale & Beers CPAs to re-audit the Company’s financial statements for the year ended May 31, 2009, and those re-audited financial statements were filed with the Amendment to the Annual Report on Form 10-K/A filed by the Registrant on September 29, 2009.

Section 3 – Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth above in Item 2.01 regarding the issuance of shares to the Shareholders of SwissINSO in connection with the Acquisition and to SwissINSO’s principal shareholder in connection with the conversion of his shareholder loan is hereby incorporated by reference into this Item 3.02.

Section 5 – Corporate Governance and Management

Item 5.01. Changes in Control of Registrant

The information set forth above in Item 2.01 is hereby incorporated by reference into this Item 5.01.

As a result of the Acquisition and the conversion of certain shareholder debt of SwissINSO, the principal shareholders of SwissINSO, Michel Gruering and Yves Ducommun, will own an aggregate of 40,597,145 shares, or 53.28%, of the Registrant’s issued and outstanding common stock.

Pursuant to the terms of the Stock Purchase Agreement, the Shareholders shall have the right to designate two (2) other directors of the Registrant and SwissINSO, in addition to Messrs. Gruering and Ducommun.  For the twelve (12)  months subsequent to the closing of the Acquisition, Edward Sanders, who resigned as the sole officer and as a director of the Registrant immediately prior to the closing of the Acquisition, has the right to designate one (1) director of the Registrant and SwissINSO, who shall be reasonably acceptable to the Shareholders.  On October 13, 2009 Mr. Sanders designated Clive D. Harbutt as a director of the Registrant, and Mr. Harbutt began his term as director on that date. For two (2) years after the closing of the Acquisition, there shall not be more than five (5) directors of either the Registrant or SwissINSO.

Other than as described above, there are no arrangements or understandings among members of both the former and new control persons and their associates with respect to the election of directors of the Registrant or other matters.

By virtue of their ownership of 53.28% of the Registrant’s issued and outstanding common stock and their positions as the only executive officers of the Registrant and a majority of the directors of the Registrant, Messrs. Gruering and Ducommun shall be deemed to be in control of the Registrant.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Upon the consummation of the Acquisition on October 19, 2009, Edward Sanders resigned from all his positions as an officer and a director of the Registrant.  On the same date Michel Gruering became Chairman of the Board, President and a director of the Registrant, and Yves Ducommun became Chief Executive Officer, Chief Financial Officer, Secretary and a director of the Registrant.  The information set forth above in Item 2.01 regarding  Messrs. Gruering and Ducommun is hereby incorporated by reference into this Item 5.02.

Item 5.06. Change in Shell Company Status.

The information set forth in Item 1.01 of the Current Report on Form 8-K filed by the Registrant on September 15, 2009 and the information set forth above in Item 2.01 regarding the Acquisition above are hereby incorporated by reference into this Item 5.06  Following the consummation of the Acquisition, we ceased being a shell company as that term is defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.
(a)
Financial Statements of business acquired.

In accordance with Item 9.01(a), SwissINSO’s audited financial statements for the fiscal years ended December 31, 2008 and 2007 and SwissINSO’s unaudited financial statements for the six-month interim periods ended June 30, 2009 and 2008 are filed in this Current Report on Form 8-K beginning on page F-1.

(b)	Pro forma financial information. In accordance with Item 9.01(b), pro forma financial statements are filed in this Current Report on Form 8-K beginning on page F-22.

(d)	Exhibits

10.9
Amendment to the Stock Purchase Agreement dated October 19, 2009 among Pashminadepot.com, Inc., SwissINSO SA, Michel Gruering, Yves Ducommun, Jean-Bernard Wurm, Muttiah Yogananthan, Manuel de Souza, Antoine Eigenmann, Ergoma SA, SICG S.A. and Albert Krauer.

10.10	Technology Transfer and Research Agreement dated December 4, 2008 between Ecole Polytechnique Federale de Lausanne and Swiss-Indo Trade & Invest S.A.

10.11	Technical Cooperation Agreement dated August 10, 2009 by and between Membran-Filtrations-Technik GmbH and Swiss-Indo Trade and Invest SA.

10.12	Employment Contract dated December 12, 2008 between Swiss-Indo Trade & Invest SA and Dr. Yves Ducommun.

23	Independent Auditors’ Consent of EFP Rotenberg LLP dated October 21, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PASHMINADEPOT.COM, INC.

October 22, 2009	By	/s/ Yves Ducommun
Name: Yves Ducommun
Title: Chief Executive Officer

Certified Public Accountants | 1870 Winton Road S., Suite 200 | Rochester, New York 14618 | 585-295-2400 | EFPRotenberg.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
  Stockholders of Swissinso SA
Switzerland

We have audited the accompanying balance sheets of Swissinso SA as of December 31, 2008 and 2007, and the related statements of income, stockholders' equity and comprehensive income, and cash flows for each of the years in the two-year period ended December 31, 2008.  Swissinso SA's management is responsible for these financial statements.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standard of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all materials respects, the financial position of Swissinso SA as of December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the years in a two-year period ending December 31, 2008 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company's significant operating losses raise substantial doubt about its ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/  EFP Rotenberg, LLP

EFP Rotenberg, LLP
Rochester, New York
October 5, 2009

SWISSINSO SA

Balance sheets

( A development stage company)

	December 31
	2008	2007
	USD	USD

ASSETS

Current assets

Prepaid expense	$-	$673
	-
Total current assets	-	673

Property, plant and equipment

Motor vehicle	34,906	-

Total property, plant and equipment	34,906	-

TOTAL ASSETS	$34,906	$673

LIABILITIES AND DEFICIT

Current liabilities

Accrued liabilities	$28,773	$3,451

Total current liabilities	28,773	3,451

Long-term liabilities

Subordinated debt to shareholder	169,811	38,216

Total long-term liabilities	169,811	38,216

Total liabilities	198,584	41,667

Shareholders' deficit

Share capital, par value CHF 1,000,
100 bearer shares issued and outstanding	80,644	80,644
Less: subscription receivable	(40,322)	(40,322)
Contributed capital	1,293	260
Deficit accumulated during development stage	(197,624)	(78,836)
Accumulated other comprehensive income	(7,669)	(2,740)

Total shareholders' deficit	(163,678)	(40,994)

TOTAL LIABILITIES AND DEFICIT	$34,906	$673

The accompanying notes are an integral part of the financial statements.

SWISSINSO SA

Statements of income and comprehensive income

(A development stage company)

Years ended December 31	2008	2007	Inception
			6/01/2006
			to 12/31/2008
	USD	USD	USD

Revenue	$-	$-	$-

Selling, general and administrative expense	(117,755)	(27,769)	(193,028)

Operating loss	(117,755)	(27,769)	(193,028)

Interest income			7
Interest contributed by shareholder	(1,033)	(234)	(1,293)

Other expense, foundation costs	-	-	(3,310)

Net loss	$(118,788)	$(28,003)	$(197,624)

Foreign currency translation adjustment	(4,929)	(2,569)	(7,669)

Comprehensive loss	(123,717)	(30,572)	(205,293)

Basic and diluted net loss per share	$(1,188)	$(280)	$(1,976)

Weighted average bearer shares outstanding	100	100	100

The accompanying notes are an integral part of the financial statements.

SWISSINSO SA

Statements of changes in shareholders' deficit

(A development stage company)

	Shares	Subscription	Contributed	Other	Accumulated	Total
	capital	receivable	capital	comprehensive	deficit	shareholders'
				income		deficit
	USD	USD	USD	USD	USD	USD

Inception June 1, 2006	$-	$-	$-	$-	$-	$-

Issuance of bearer shares on
foundation June 1, 2006	80,644	(40,322)	-	-	-	40,322

Other comprehensive income
foreign exchange adjustment	-	-	-	(171)	-	(171)

Net loss December 31, 2006	-	-	-	-	(50,833)	(50,833)

Interest contributed by shareholder	-	-	26	-	-	26

Balance December 31, 2006	80,644	(40,322)	26	(171)	(50,833)	(10,656)

Other comprehensive income
foreign exchange adjustment	-	-	-	(2,569)	-	(2,569)

Net loss December 31, 2007
					(28,003)	(28,003)

Interest contributed by shareholder	-	-	234	-	-	234

Balance December 31, 2007	80,644	(40,322)	260	(2,740)	(78,836)	(40,994)

Net loss December 31, 2008	-	-	-	-	(118,788)	(118,788)

Interest contributed by shareholder	-	-	1,033	-	-	1,033

Other comprehensive income
foreign exchange adjustment	-	-	-	(4,929)	-	(4,929)

Balance December 31, 2008	$80,644	$(40,322)	$1,293	$(7,669)	$(197,624)	$(163,678)

The accompanying notes are an integral part of the financial statements.

SWISSINSO SA

Statements of cash flows

(A development stage company)

Years ended December 31	2008	2007	Inception
			6/01/2006
			to 12/31/2008
	USD	USD	USD

Cash flows from operating activities

Deficit accumulated during development
stage	$(118,788)	$(28,003)	$(197,624)

Interest contributed by shareholder	1,033	234	1,293

Changes in assets and liabilities

Prepaid expense	673	(670)	-
Accrued liabilities	25,322	3,451	28,773

Net cash used by operating activities	(91,760)	(24,988)	(167,558)

Cash flow used in investing activity
Purchase of a motor vehicle	(34,906)	-	(34,906)
Net cash used in investing activity	(34,906)	-	(34,906)

Cash flows from financing activity

Subordinated debt from shareholder	131,595	27,557	169,811
Issuance of bearer shares	-	-	40,322

Net cash provided from financing activity	131,595	27,557	210,133

Effect of exchange rate	(4,929)	(2,569)	(7,669)

Cash equivalents	$-	$-	$-

Supplemental cash flows disclosures:
Interest paid	-	-	-
Income tax paid	-	-	-

The accompanying notes are an integral part of the financial statements.

SWISSINSO SA

(A development stage company)

Notes to financial statements

Note 1 SIGNIFICANT ACCOUNTING POLICIES

Organization and business

Swiss-Indo Trade SA was founded at Marly, Fribourg on May 30, 2006 to promote industrial application for solar powered water purification and air coating. On August 29, 2009, the Company’s name was changed to SWISSINSO SA and its seat moved to Epalinges, Vaud.

Up to December 31, 2008, it was active in determining market needs and identifying sources for the manufacture of solar panel color coating and water purification technologies. This led to an agreement dated December 4, 2008 with Ecole Polytechnique Federale de Lausanne (EPFL) for the supply of knowledge for revolutionary technologies for color glazing.

SWISSINSO SA has operated as a development stage enterprise since its inception by devoting substantially all of its efforts to planning, raising capital, research and development, and developing markets for its products. Accordingly, the financial statements of the Company have been prepared in accordance with the accounting and reporting principles prescribed by the Financial Accounting Standards Board FASB ASC 915-10 (prior authoritative literature: FASB Statement No. 7 “Accounting and Reporting by Development Stage Enterprises”)

The Company had no revenue from operations up to December 31, 2008.

Basis of presentation

The financial statements are presented in conformity with accounting principles generally accepted in the United States of America.

Use of estimates

 These accounting principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of any contingent assets and liabilities at the dates of the financial statements and the reported revenues and expenses for each reporting period.  Actual results could differ from these estimates.

Fair value of financial instruments

For certain of the Company’s financial instruments, including prepaid expense and accrued liabilities, the carrying amounts approximate fair values due to their short maturities.

Currency translation

The Company’s accounting records are maintained in Swiss francs (CHF). Assets and liabilities are translated into US dollars at balance sheet exchange rates. Income and expenses are translated in US dollars at average rates for each period.

Going concern

The Company is in a start-up phase having incurred costs in negotiating essential supply contracts and identifying market needs. The Company incurred net loss of $118,788 for the year ended December 31, 2008 and accumulated deficit of $197,624 at December 31, 2008. Furthermore, under Swiss law once the balance sheet shows that liabilities are not covered by the realizable value of assets, the directors should notify the court unless creditors of the Company subordinate their claims in favor of those of all other creditors to the extent of the insufficiency.  These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management plans include obtaining additional capital through debt and equity financing sources and arranging for the necessary subordination of debt. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Property, plant and equipment

Property, plant and equipment are comprised of a motor vehicle acquired at the end of 2008 and stated at cost. This will be amortized using the straight-line method on a useful life of 5 years starting January 1, 2009.

Selling, general and administrative expenses

The Company’s selling, general and administrative expenses consist of travel and administrative expenses.

Note 2 COMMITMENTS

Under the agreement with EPFL the Company was committed at December 31, 2008 to acquire industrial technology over a four year period at a cost of $ 867,925 (CHF 920,000) with an initial payment of $ 283,019 (CHF 300,000) in September 2009.

Note 3 SUBORDINATED DEBT TO SHAREHOLDER

The Company had no bank account up to December 31, 2008. All payments were funded by Michel Gruering, the Chairman and shareholder. He subordinated his claim for repayment of the debt of $ 169,811 (CHF 180,000) due to him at December 31, 2008 in favor of third parties. Repayment of the debt may be made once the Company’s assets are sufficient to cover its liabilities to third parties. Imputed interest has been recorded and recognized as contributed capital to the Company by Mr. Gruering.

Note 4 SHARE CAPITAL

The share capital is divided into 100 bearer shares with a par value of CHF 1,000 each. At December 31, 2008, 50% of the stock subscriptions were paid in full. The remaining balance has been recorded as subscription receivable in the accompanying financial statements. The remaining balance was paid on September 3, 2009.

On September 3, 2009 they became fully paid following payment of CHF 50,000 by the shareholders.

Note 5 INCOME TAXES

As of December 31, 2008 the Company had a loss carry forward amounting to USD 197,624 (CHF 206,700) for Swiss Federal taxes. It has a 10 year exemption from Swiss, Vaud Cantonal taxes. No deferred tax benefit has been recorded from loss carry forward due to the development stage of the Company.

Note 6 SEGMENT INFORMATION

All expenses incurred up to December 31, 2008 related to the one segment of solar panel color coating and water purification applications.

Note 7 SUBSEQUENT EVENTS

On September 10, 2009, Pashminadepot.com, Inc. entered into a Stock Purchase Agreement with the Company and its shareholders, Michel Gruering, Yves Ducommun, Jean-Bernard Wurm, Muttiah Yogananthan, Manuel de Souza, Antoine Eigenmann, Ergoma SA, SICG SA and Albert Krauer, pursuant to which Pashminadepot.com, Inc. will purchase all of the shares of SWISSINSO. The purchase price for the Shares is 50,000,000 shares of Pashminadepot.com, Inc.’s common stock. An additional 5,000,000 shares of its common stock will be issued to SWISSINSO’s principal shareholder, Michel Gruering, in exchange for his existing shareholder loan to SWISSINSO.

The transactions contemplated in the Stock Purchase Agreement will be consummated when all of the conditions and obligations of the parties are satisfied or waived, such as the cancellation of 59,950,000 shares of the common stock of Pashminadepot.com, Inc. currently held by Albury Investments Limited and receipt of audited financial statements of SWISSINSO.

On September 10, 2009 and September 21, 2009, Pashminadepot.com, Inc. lent SWISSINSO an aggregate of USD 750,000. The loan to SWISSINSO is interest-free, is secured by all the assets of SWISSINSO and is due within the earlier of 120 days or when SWISSINSO or Pashminadepot.com, Inc. consummates a sale of securities in the amount of at least USD 5,000,000.  SWISSINSO intends to use such funds for working capital purposes and not for the satisfaction of any portion of any debt or to pay back salaries or wages, other than an aggregate of USD 75,000 which can be used for back salaries or wages incurred in 2009.

On September 14, 2009 a payment of CHF 322,800 was made under terms of the agreement with EPFL referred to in note 2.

On August 10, 2009 the Company entered into an agreement with Membran-Filtratins-Technik GmbH to acquire industrial technology for water treatment.  This provides for an initial payment of EURO 250,000 due within 30 days and a minimum annual royalty of EURO 30,000. This initial payment of EURO 250,000 has been postponed until further notice, which will be given around the end of October or first week of November 2009.

In September 2009 Michel Gruering, Chairman and shareholder, received CHF 100,000 to cover fees for services rendered and costs incurred by him in 2009 for the development of Company activities.

These subsequent events were evaluated through October 7, 2009, the date these financial statements were issued.

Note 8 RECENTLY ISSUED FINANCIAL STANDARDS

In February 2007, the Financial Accounting Standards Board (“FASB”) issued FASB ASC 825-10 (Prior authoritative literature: FASB Statement No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities, including an amendment of FASB Statement No. 115”.  FASB ASC 825-10 permits entities to choose to measure many financial instruments and certain other items at fair value at specified election dates.  FASB ASC 825-10 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007.  As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2008.  The adoption of FASB ASC 825-10 has not had a material impact on the Company’s financial statements.

In December 2007, the Financial Accounting Standards Board issued FASB ASC 810-10-65 (Prior authoritative literature: FASB Statement No. 160, "Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51”.  FASB ASC 810-10-65 establishes accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary.  FASB ASC 810-10-65 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008.  As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2009.  The Company is currently evaluating the impact of FASB ASC 810-10-65 on its financial statements but does not expect it to have a material effect.

In March 2008, the Financial Accounting Standards Board (“FASB”) issued FASB ASC 815-10 (Prior authoritative literature: FASB Statement) No. 161, "Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133”.  FASB ASC 815-10 requires enhanced disclosures about an entity’s derivative and hedging activities.  SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008 with early application encouraged.  As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2009.  The Company is currently evaluating the impact of FASB ASC 815-10 on its financial statements but does not expect it to have a material effect.

In May 2008, the Financial Accounting Standards Board (“FASB”) issued FASB ASC 944 (Prior authoritative literature: FASB Statement) No. 163, "Accounting for Financial Guarantee Insurance Contracts—an interpretation of FASB Statement No. 60" FASB ASC 944 interprets Statement 60 and amends existing accounting pronouncements to clarify their application to the financial guarantee insurance contracts included within the scope of that Statement.  FASB ASC 944 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years.  As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2009.  The Company is currently evaluating the impact of FASB ASC 944 on its financial statements but does not expect it to have a material effect.

In June 2009, the Financial Accounting Standards Board issued FASB ASC 105-10 (Prior authoritative literature: FASB Statement) No. 168, "The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles”.  FASB ASC 105-10 replaces SFAS 162 and establishes the FASB Accounting Standards Codification as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP.  FASB ASC 105-10 is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  The Company is currently evaluating the impact of FASB ASC 105-10 on its financial statements but does not expect it to have a material effect.

Note 9 EARNING PER SHARE

The Company had 100 shares of share capital issued and outstanding at December 31, 2008 and 2007. The net loss for the years ended December 31, 2008 and 2007 was $118,788 and $28,003, respectively. Basic and diluted net loss per share was $1,188 and $280 for the years endend December 31, 2008 and 2007, respectively.

SWISSINSO SA

Balance sheet

( A development stage company)

	June 30	Dec. 31
	2009	2008
	USD	USD
	(unaudited)	(audited)
ASSETS

Current assets

Prepaid expense	$2,069	$-
Total current assets	2,069	-

Property, plant and equipment

Motor vehicle	34,906	34,906
Depreciation	(3,916)	-

Total property, plant and equipment	30,990	34,906

TOTAL ASSETS	$33,059	$34,906

LIABILITIES AND DEFICIT

Current liabilities

Accrued liabilities	$244,504	$28,773

Total current liabilities	244,504	28,773

Long-term liabilities

Subordinated debt to shareholder	219,429	169,811

Total long-term liabilities	219,429	169,811

Total liabilities	463,933	198,584

Shareholders' deficit

Share capital, par value CHF 1000 each,
100 shares issued and outstanding	80,644	80,644
Less : subscriptions receivable	(40,322)	(40,322)
Contributed capital	2,220	1,293
Deficit accumulated during development stage	(461,455)	(197,624)
Accumulated other comprehensive income	(11,961)	(7,669)

Total shareholders' deficit	(430,874)	(163,678)

TOTAL LIABILITIES AND DEFICIT	$33,059	$34,906

The accompanying notes are an integral part of the financial statements.

SWISSINSO SA

Statements of income and comprehensive income

(unaudited)
(A development stage company)

6 months ended June 30	2009	2008	Inception
			6/01/2006
			to 06/30/2009
	USD	USD	USD

Revenue	$-	$-	$-

Selling, general and administrative expense	(262,904)	(35,430)	(455,932)

Operating loss	(262,904)	(35,430)	(455,932)

Interest income	-	-	7
Interest contributed by shareholder	(927)	(354)	(2,220)

Other expense, foundation costs	-	-	(3,310)

Net loss	(263,831)	(35,784)	(461,455)

Foreign currency translation adjustment	(4,292)	(4,790)	(8,069)

Comprehensive loss	(268,123)	(40,574)	(469,524)

Basic and diluted net loss per share	$(2,638)	$(358)	$(4,615)

Weighted average bearer shares outstanding	100	100	100

The accompanying notes are an integral part of the financial statements.

SWISSINSO SA

Statements of changes in shareholders' deficit

(A development stage company)

6 months ended June 30, 2009

	Shares	Subscription	Contributed	Other	Accumulated	Total
	capital	receivable	capital	comprehensive	deficit	shareholders'
				income		deficit
	USD	USD	USD	USD	USD	USD

Balance December 31, 2008	$80,644	$(40,322)	$1,293	$(7,669)	$(197,624)	$(163,678)

Net loss June 30, 2009	-	-	-	-	(263,831)	(263,831)

Interest contribued by shareholder	-	-	927	-	-	927

Other comprehensive income
foreign exchange adjustment	-	-	-	(4,292)	-	(4,292)

Balance June 30, 2009	$80,644	$(40,322)	$2,220	$(11,961)	$(461,455)	$(430,874)

The accompanying notes are an integral part of the financial statements.

SWISSINSO SA

Statements of cash flows

(unaudited)

(A development stage company)

6 months ended June 30	2009	2008	Inception
			6/01/2006
			to 06/30/2009
	USD	USD	USD

Cash flows from operating activities

Deficit accumulated during development
stage	(263,831)	(35,784)	(461,455)

Interest contributed by shareholder	927	354	2,220
Depreciation	3,916	-	3,916

Changes in assets and liabilities

Prepaid expense	(2,069)	-	(2,069)
Accrued liabilities	215,731	(3,451)	244,504

Net cash used by operating activities	(45,326)	(38,881)	(212,884)

Cash flow used in investing activity
Purchase of a motor vehicle	-	-	(34,906)
Net cash used in investing activities	-	-	(34,906)

Cash flows from financing activity

Subordinated debt to shareholder	49,618	43,671	219,429
Issuance of bearer shares	-	-	40,322

Net cash provided by financing activity	49,618	43,671	259,751

Effect of exchange rate	(4,292)	(4,790)	(11,961)

Cash equivalents	-	-	-

Supplemental cash flows disclosures:
Interest paid	-	-	-
Income tax paid	-	-	-

The accompanying notes are an integral part of the financial statements.

SWISSINSO SA

(A development stage company)

Notes to financial statements

Note 1 SIGNIFICANT ACCOUNTING POLICIES

Organization and business

Swiss-Indo Trade SA was founded at Marly, Fribourg on May 30, 2006 to promote industrial application for solar powered water purification and air coating. On August 29, 2009 the Company’s name was changed to SWISSINSO SA and its seat moved to Epalinges, Vaud.

Up to June 30, 2009 it was active in determining market needs and identifying sources for the manufacture of solar panel color coating and water purification technologies. This led to an agreement dated December 4, 2008 with Ecole Polytechnique Federale de Lausanne (EPFL) for the supply of knowledge for revolutionary technologies for color glazing.

SWISSINSO SA has operated as a development stage enterprise since its inception by devoting substantially all of its efforts to planning, raising capital, research and development, and developing markets for its products. Accordingly, the financial statements of the Company have been prepared in accordance with the accounting and reporting principles prescribed by the Financial Accounting Standards Board FASB ASC 915-10 (prior authoritative literature: FASB Statement No. 7 “Accounting and Reporting by Development Stage Enterprises”)

The Company had no revenue from operations up to June 30, 2009.

Basis of presentation

The financial statements are presented in conformity with accounting principles generally accepted in the United States of America.  It is management’s opinion that all adjustments necessary for a fair statement of the results for the interim periods have been made.  All adjustments are of normal recurring nature.

Use of estimates

These accounting principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of any contingent assets and liabilities at the dates of the financial statements and the reported revenues and expenses for each reporting period. Actual results could differ from these estimates.

Fair Value of Financial Instruments

For certain of the Company’s financial instruments, including prepaid expense and accrued liabilities, the carrying amounts approximate fair values due to their short maturities.

Currency translation

The Company’s accounting records are maintained in Swiss francs (CHF). Assets and liabilities are translated into US dollars at balance sheet exchange rates. Income and expenses are translated in US dollars at average rates for each period.

Going concern

The Company is in a start-up phase having incurred costs in negotiating essential supply contracts and identifying market needs. The Company incurred net loss of $263,831 for the 6 months ended June 30, 2009 and accumulated deficit of $461,455 at June 30, 2009.  Furthermore, under Swiss law once the balance sheet shows that liabilities are not covered by the realizable value of assets, the directors should notify the court unless creditors of the Company subordinate their claims in favor of those of all other creditors to the extent of the insufficiency.  These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management plans include obtaining additional capital through debt and equity financing sources and arranging for the necessary subordination of debt. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Property, plant and equipment

Property, plant and equipment are comprised of a motor vehicle acquired at the end of 2008. This is being amortized using the straight-line method on a useful life of 5 years starting January 1, 2009.

Selling, general and administrative expenses

The Company’s selling, general and administrative expenses consist of travel and administrative expenses.

Note 2 COMMITMENTS

Under the agreement with EPFL, the Company was committed at June 30, 2009 to acquire industrial technology over a four years period at a cost of $ 844,037 (CHF 920,000) with an initial payment of $ 275,229 (CHF 300,000) in September 2009.

Note 3 SUBORDINATED DEBT TO SHAREHOLDERS

The Company had no bank account up to June 30, 2009. All payments were funded by Michel Gruering, the Chairman and shareholder. He subordinated his claim for repayment of the debt of $ 169,811 (CHF 180,000) due to him at December 31, 2008 in favor of third parties. Repayment of the debt may be made once the Company’s assets are sufficient to cover its liabilities to third parties. Imputed interest has been recorded and recognized as contributed capital to the Company by Mr. Gruering.

Note 4 SHARE CAPITAL

The share capital is divided into 100 bearer shares with a par value of CHF 1,000 each. At June 30, 2009, 50% of the stock subscriptions was paid in full. The remaining balance has been recorded as subscription receivable in the accompanying financial statements. The remaining balance was paid on September 3, 2009.

On September 3, 2009, they became fully paid following payment of CHF 50,000 by the shareholders.

Note 5 INCOME TAXES

As of June 30, 2009 the Company had a loss carry forward amounting to USD 461,455      (CHF 503,882) for Swiss Federal taxes. It has a 10 year exemption from Swiss, Vaud Cantonal taxes. No deferred tax benefit has been recorded from loss carry forward due to the development stage of the Company.

Note 6 SEGMENT INFORMATION

All expenses incurred up to June 30, 2009 related to the one segment of solar panel color coating and water purification applications.

Note 7 SUBSEQUENT EVENTS

On September 10, 2009, Pashminadepot.com, Inc. entered into a Stock Purchase Agreement with the Company and its shareholders, Michel Gruering, Yves Ducommun, Jean-Bernard Wurm, Muttiah Yogananthan, Manuel de Souza, Antoine Eigenmann, Ergoma SA, SICG SA and Albert Krauer, pursuant to which Pashminadepot.com, Inc. will purchase all of the shares of SWISSINSO. The purchase price for the Shares is 50,000,000 shares of Pashminadepot.com, Inc.’s common stock. An additional 5,000,000 shares of its common stock will be issued to SWISSINSO’s principal shareholder, Michel Gruering, in exchange for his existing shareholder loan to SWISSINSO.

The transactions contemplated in the Stock Purchase Agreement will be consummated when all of the conditions and obligations of the parties are satisfied or waived, such as the cancellation of 59,950,000 shares of the common stock of Pashminadepot.com, Inc. currently held by Albury Investments Limited and receipt of audited financial statements of SWISSINSO.

On September 10, 2009 and September 21, 2009, Pashminadepot.com, Inc. lent SWISSINSO an aggregate of USD 750,000. The loan to SWISSINSO is interest-free, is secured by all the assets of SWISSINSO and is due within the earlier of 120 days or when SWISSINSO or Pashminadepot.com, Inc. consummates a sale of securities in the amount of at least USD 5,000,000.  SWISSINSO intends to use such funds for working capital purposes and not for the satisfaction of any portion of any debt or to pay back salaries or wages, other than an aggregate of USD 75,000 which can be used for back salaries or wages incurred in 2009.

On September 14, 2009, a payment of CHF 322,800 was made under terms of the agreement with EPFL referred to in note 2.

On August 10, 2009, the Company entered into an agreement with Membran-Filtrations-Technik GmbH to acquire industrial technology for water treatment.  This provides for an initial payment of EURO 250,000 due within 30 days and a minimum annual royalty of EURO 30,000. This initial payment of EURO 250,000 has been postponed until further notice, which will be given around the end of October or first week of November 2009.

In September 2009, Michel Gruering, Chairman and shareholder, received CHF 100,000 to cover fees for services rendered and costs incurred by him in 2009 for the development of Company activities.

These subsequent events were evaluated through October 7, 2009, the date these financial statements were issued.

Note 8 RECENTLY ISSUED FINANCIAL STANDARDS

In February 2007, the Financial Accounting Standards Board (“FASB”) issued FASB ASC 825-10 (Prior authoritative literature: FASB Statement No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities, including an amendment of FASB Statement No. 115”.  FASB ASC 825-10 permits entities to choose to measure many financial instruments and certain other items at fair value at specified election dates.  FASB ASC 825-10 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007.  As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2008.  The adoption of FASB ASC 825-10 has not had a material impact on the Company’s financial statements.

In December 2007, the Financial Accounting Standards Board issued FASB ASC 810-10-65 (Prior authoritative literature: FASB Statement No. 160, "Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51”.  FASB ASC 810-10-65 establishes accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary.  FASB ASC 810-10-65 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008.  As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2009.  The Company is currently evaluating the impact of FASB ASC 810-10-65 on its financial statements but does not expect it to have a material effect.

In March 2008, the Financial Accounting Standards Board (“FASB”) issued FASB ASC 815-10 (Prior authoritative literature: FASB Statement) No. 161, "Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133”.  FASB ASC 815-10 requires enhanced disclosures about an entity’s derivative and hedging activities.  SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008 with early application encouraged.  As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2009.  The Company is currently evaluating the impact of FASB ASC 815-10 on its financial statements but does not expect it to have a material effect.

In May 2008, the Financial Accounting Standards Board (“FASB”) issued FASB ASC 944 (Prior authoritative literature: FASB Statement) No. 163, "Accounting for Financial Guarantee Insurance Contracts—an interpretation of FASB Statement No. 60" FASB ASC 944 interprets Statement 60 and amends existing accounting pronouncements to clarify their application to the financial guarantee insurance contracts included within the scope of that Statement.  FASB ASC 944 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years.  As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2009.  The Company is currently evaluating the impact of FASB ASC 944 on its financial statements but does not expect it to have a material effect.

In May 2009, the Financial Accounting Standards Board (“Board”) issued FASB ASC 855-10 (Prior authoritative literature: FASB Statement No. 165, “Subsequent Events”). FASB ASC 855-10 establishes principles and requirements for subsequent events. FASB ASC 855-10 is effective for interim or annual financial periods ending after June 15, 2009. As such, the Company is required to adopt this standard in the current period. Adoption of FASB ASC 855-10 did note have a significant effect on the Company’s financial statements.

In June 2009, the Financial Accounting Standards Board issued FASB ASC 105-10 (Prior authoritative literature: FASB Statement) No. 168, "The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles”.  FASB ASC 105-10 replaces SFAS 162 and establishes the FASB Accounting Standards Codification as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP.  FASB ASC 105-10 is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  The Company is currently evaluating the impact of FASB ASC 105-10 on its financial statements but does not expect it to have a material effect.

Note 9 EARNING PER SHARE

The Company had 100 shares of share capital issued and outstanding at June 30, 2009. The net loss for the 6 months ended June 30, 2009 and 2008 was $263,831 and $35,784, respectly. Basic and diluted net loss per share was $2,638 and $358 for the 6 months ended June 30, 2009 and 2008, respectively.

Pro Forma Consolidated Balance Sheet
Pashminadepot.com, Inc.

	Pashminadepot.com, Inc.	SwissInso	Pro Forma adjustments		Pro Forma Consolidated

	8/31/2009	6/30/2009	as of closing date		as of closing date
	USD	USD
	(unaudited)	(unaudited)	(unaudited)		(unaudited)
ASSETS

Current assets
Cash	$3,236	$-	$-		$3,236
Prepaid expense	$-	2,069	$-		$2,069
		-
Total current assets	3,236	2,069	-		$5,305

Property, plant and equipment

Motor vehicle	-	34,906	-		$34,906
Accumulated depreciation		(3,916)	-		$(3,916)

Total property, plant and equipment	-	30,990	-		$30,990

TOTAL ASSETS	$3,236	$33,059	$-		$36,295

LIABILITIES AND DEFICIT

Current liabilities

Accrued liabilities	9,113	$244,504	-		$253,617
Note payable - Non related party	17,000	$-			$17,000

Total current liabilities	26,113	244,504	-		$270,617

Long-term liabilities

Subordinated debt to shareholder	-	219,429	(219,429)	(1)	$-

Total long-term liabilities	-	219,429	(219,429)		$-

Total liabilities	26,113	463,933	(219,429)		$270,617

Shareholders' deficit

Common stock, 76,197,145 shares issued and outstanding
by Pashminadepot.com, Inc., $0.0001 par value	8,505	80,644	(81,529)	(2)	$7,620
Less: subscriptions receivable	-	(40,322)	40,322	(5)	$-
Additional paid in capital	22,520	2,220	206,734	(3)	$231,474
Deficit accumulated during development stage	(53,902)	(461,455)	53,902	(4)	$(461,455)
Accumulated other comprehensive income	-	(11,961)	-		$(11,961)

Total shareholders' deficit	(22,877)	(430,874)	219,429		(234,322)

TOTAL LIABILITIES AND DEFICIT	$3,236	$33,059			$36,295

Note: capital stock has been restated to reflect
51,097,145 additional shares by Pashminadepot.com, Inc.
to purchase all outstanding stock of SwissInso per
stock purchase agreement dated 9/10/2009 and
cancellation of 59,950,000 shares of common stock
held by Albury Investments Limited, and conversion
of subordinated debt to shareholder to additional
paid in capital for Michel Gruering.

(1)    To eliminate subordinated debt to shareholder resulting from issuance of 1,097,145 shares of common stocks to Michel Gruering per stock purchase agreement, and adjust additional paid in capital for the conversion.

(2)    To eliminate share capital of SwissInso due to recapitalization and reconcile to the total shares o/s after the stock purchase agreement is executed to 76,197,145 shares per below:
total shares o/s at 8/31/2009	85,050,000
additional shares to acquire
all of SwissInso's capital:	51,097,145
cancellation of shares held
by Albury Investments Limited:	(59,950,000)
total shares o/s for pro forma	76,197,145

(3)    To eliminate APIC from Pashminadepot.com, Inc. and adjust the debt conversion related to Michel Gruering, and treat SwissInso as the accounting acquirer of the stock recapitalization.

(4)    To eliminate accumulated deficit from Pashminadepot.com, Inc. and treat SwissInso as the accounting acquirer of the stock recapitalization.

(5)    To eliminate the subscription receivable since the remaining bearer shares were fully paid in  Sept. 2009

Pro Forma Consolidated Statement of Operations
Pashminadepot.com, Inc.

	Pashminadepot.com, Inc.	SwissInso	Pro Forma adjustments		Pro Forma Consolidated
	for the year ended	for the year ended
	5/31/2009	12/31/2008
	USD	USD
	(audited)	(unaudited)			(unaudited)

Revenue	$-	$-			$-

Selling, general and administrative expense	(29,123)	(117,755)	-		(146,878)

Total expenses	(29,123)	(117,755)	-		(146,878)

Interest contributed by shareholder	-	(1,033)	1,033	(6)	-

Net loss	$(29,123)	$(118,788)	$1,033		$(146,878)

Foreign currency translation adjustment	-	(4,929)	-		(4,929)

Comprehensive loss	-	(123,717)	-		(151,807)

Basic and diluted net loss per share	$(0.00)	$(1,188)	$-		$(0.00)

Weighted average shares outstanding	73,356,164	100	-		76,197,145

total shares o/s at 5/31/2009	85,050,000
additional shares to acquire
all of SwissInso's capital:	51,097,145
cancellation of shares held
by Albury Investments Limited:	(59,950,000)
total shares o/s for pro forma	76,197,145

(6)    To eliminate interest contributed by shareholder since the subordinated debt has been converted to capital.

Pro Forma Consolidated Statement of Operations
Pashminadepot.com, Inc.

	Pashminadepot.com, Inc.	SwissInso	Pro Forma adjustments		Pro Forma Consolidated
	for the six months ended	for the six months ended
	8/31/2009	6/30/2009
	USD	USD
	(unaudited)	(unaudited)			(unaudited)

Revenue	$-	$-			$-

Selling, general and administrative expense	(24,500)	(262,904)	-		(287,404)

Total expenses	(24,500)	(262,904)	-		(287,404)

Interest contributed by shareholder	-	(927)	927	(7)	-

interest expense	(107)	-	-		(107)

Net loss	$(24,607)	$(263,831)	$927		$(287,511)

Foreign currency translation adjustment	-	(4,292)	-		(4,292)

Comprehensive loss	-	(268,123)	-		(291,803)

Basic and diluted net loss per share	$(0.00)	$(2,638)	$-		$(0.00)

Weighted average shares outstanding	85,015,761	100	-		76,197,145

total shares o/s at 8/31/2009	85,050,000
additional shares to acquire
all of SwissInso's capital:	51,097,145
cancellation of shares held
by Albury Investments Limited:	(59,950,000)
total shares o/s for pro forma	76,197,145

(7)    To eliminate interest contributed by shareholder since the subordinated debt has been converted to capital.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

On October 19, 2009, the Registrant consummated the acquisition (the “Acquisition”) of all of the shares (the “Shares”) of SwissINSO SA (“SwissINSO”) from its shareholders as contemplated under a Stock Purchase Agreement dated September 10, 2009 among the Registrant, SwissINSO and its shareholders.  The aggregate consideration for the Acquisition was 50,000,000 shares of the Registrant’s common stock.
At the same time, the Registrant issued 1,097,145 shares of its common stock to SwissINSO’s  principal shareholder, Michel Gruering, upon conversion of his existing shareholder loan to SwissINSO, and 59,950,000 shares of the Registrant’s common stock were cancelled by its principal shareholder, Albury Investments Ltd.

The unaudited pro forma consolidated balance sheet of the Registrant as of August 31, 2009 is presented as if the Acquisition occurred as of August 31, 2009.  The unaudited pro forma consolidated statement of operations of the Registrant for the year ended May 31, 2009 and the interim period ended August 31, 2009 give effect to the Acquisition and certain adjustments that are directly attributable to the Acquisition.

In the opinion of the Registrant and the management of SwissINSO, all adjustments and/or disclosures necessary for a fair presentation of the pro forma data have been made.  These pro forma consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the Acquisition actually been consummated as of the dates indicated or of the results that may be obtained in the future.

These pro forma consolidated financial statements and notes thereto should be read in conjunction with the Registrant’s financial statements and the notes thereto as of and for the year ended May 31, 2009 and the three months ended August 31, 2009.

(A)  BASIS OF PRESENTATION

The unaudited pro forma consolidated financial statements have been prepared to reflect stock recapitalization of the Registrant and SwissINSO.  These unaudited pro forma consolidated financial statements are based on the historical financial statements of the Registrant and SwissINSO.  The historical financial statements of the Registrant and SwissINSO have been prepared in conformity with the accounting principles generally accepted in the United States of America (U.S. GAAP).